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Vanguard Managed Payout Funds*



Supplement to the Prospectus Dated July 25, 2008



New Underlying Fund for Vanguard Managed Payout Funds

The board of trustees of the Vanguard Managed Payout Funds has replaced Vanguard Total Bond Market Index Fund with Vanguard Total Bond Market II Index Fund as an underlying fund for the Managed Payout Funds. The two bond market index funds seek to track the same target index and have the same investment objectives, strategies, and risks.



Prospectus Text Changes

All references to Vanguard Total Bond Market Index Fund are amended to refer to Vanguard Total Bond Market II Index Fund.























*Patent pending.

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Vanguard Marketing Corporation, Distributor.                       PS1497 012009